                                                                    Exhibit 4.1

                COMMON STOCK            COMMON STOCK

NUMBER    INCORPORATED UNDER THE LAWS      SHARES                 SHARES
           OF THE STATE OF DELAWARE


                                              CUSIP 170380 10 9
                                      SEE REVERSE FOR CERTAIN DEFINITIONS


                       CHOICE HOTELS INTERNATIONAL, INC.

           THIS CERTIFIES THAT


           IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                       $.01 EACH OF THE COMMON STOCK OF

 SPECIMEN    Choice Hotels International, Inc. transferable on the books of the
             Corporation by the holder hereof
             in person or by duly authorized attorney upon surrender of this
             Certificate properly endorsed. This
  SEAL       Certificate is not valid until countersigned and registered by the
             Transfer Agent and Registrant.
                Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.
CORPORATE    Dated

             COUNTERSIGNED AND REGISTERED:
                ChaseMellon Shareholder Services, L.L.C.
                             TRANSFER AGENT
             BY                 AND REGISTRAR


 American      AUTHORIZED SIGNATURE      SECRETARY       CHIEF EXECUTIVE OFFICER
Bank Note
 Company

                                  ----------

The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the Secretary of the Corporation.
                                  ----------
Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation will require a Bond of Indemnity as a condition to the issuance of a replacement certificate.
                                  ----------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common    UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the                           (Cust)           (Minor)
          entireties                                  under Uniform Gifts to
JT TEN  - as joint tenants with                       Minors Act _____________
          right of survivorship                                     (State)
          and not as tenants in
          common


   Additional abbreviations may also be used though not in the above list.


For value received, ________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


__________________________________________________________________________


__________________________________________________________________________
       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                              CODE OF ASSIGNEE.


__________________________________________________________________________


__________________________________________________________________________


___________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________


__________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,  _____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURES(S) GUARANTEED: THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN
                          ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                          STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATION
                          AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad15.


AMERICAN BANKNOTE COMPANY   PRODUCTION COORDINATOR-PEARL KENTRUS-215-830-2154
   680 BLAIR MILL ROAD                PROOF OF SEPTEMBER 10, 1996
    HORSHAM, PA 19044                        CHOICE HOTELS
      215-657-3480                             H 46319bk


SALES PERSON-  C. SHARKEY-215-830-2153    Opr.    hj       NEW

/home/hi/inprogress/home12/Choice46319   /net/banknote/home41/F